EXHIBIT 99.1
                                 ------------

              Computational Materials filed on October 11, 2005.


All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.
                                                                                                                   October 5, 2005

-----------------------------------------------------------------------------------------------------------------------------------
                                                 Preliminary Collateral Term Sheet
-----------------------------------------------------------------------------------------------------------------------------------

                                      $690,000,000 (approximate) Aggregate Principal Balance
                                            IndyMac INDX Mortgage Loan Trust 2005-AR27
                                                   IndyMac MBS, Inc., Depositor
                                       Mortgage Pass-Through Certificates, Series 2005-AR27


------------------------------------------------------------     -------------------------------------------------------------------
                 Features of the Transaction                                      Key Terms and Counterparts
------------------------------------------------------------     -------------------------------------------------------------------
o     Offering consists of certificates totaling                 Issuer:                     IndyMac INDX Mortgage Loan Trust
      approximately $677,925,000 of which $646,530,000 will                                  2005-AR27
      be rated Aaa/AAA by Moody's and S&P. $14,904,000 of        Underwriter:                Goldman, Sachs & Co.
      the offered certificates are expected to be rated          Servicer:                   IndyMac Bank F.S.B.
      Aa2/AA, $10,488,000 of the offered certificates are        Trustee:                    Deutsche Bank National Trust Company
      expected to be rated A2/A, and $6,003,000 of the           Type of Issuance:           Public
      offered certificates are expected to be rated Baa2/BBB     Servicer Advancing:         Yes, subject to recoverability
      by Moody's and S&P. The amount of offered certificates     Compensating Interest:      Yes, monthly to the extent of 1/12th of
      is approximate and may vary by up to 5%.                                               12.5 bps per annum in compensating
                                                                                             interest for full or partial
o     The expected amount of credit support for the Aaa/AAA                                  prepayments
      rated certificates will be approximately 6.30%, for        Legal Investment:           The Aaa/AA A and Aa2/AA-rated
      the Aa2/AA rated certificates will be approximately                                    certificates are  expected to be SMMEA
      4.14%, for the A2/A rated certificates will be                                         eligible at settlement
      approximately 2.62%, and for the Baa2/BBB rated            Interest Accrual:           Prior calendar month
      certificates will be approximately 1.75%. The expected     Clean Up Call:              10% of the Cut-off Date principal
      amount of credit support is approximate and may vary                                   balance of the Mortgage Loans
      by up to 0.50%.                                            ERISA Eligible:             Underwriter's exemption may apply to
                                                                                             senior certificates, however
o     The transaction will have a senior/subordinate                                         prospective purchasers should consult
      structure with shifting interest and a seven year                                      their own counsel
      prepayment lockout to the subordinate certificates.        Tax Treatment:              REMIC; senior certificates are regular
                                                                                             interests
o     The collateral consists of Alt-A, one to four family,      Structure:                  Senior/Subordinate; shifting interest
      first lien, 3-year, 5-Year and 7-year adjustable rate                                  with a seven year prepayment lockout to
      residential mortgages primarily with 30 years to                                       subordinate certificates
      original maturity originated or acquired by IndyMac        Expected AAA
      Bank, F.S.B. s                                             Subordination:              6.30%
                                                                 Rating Agencies:            S&P and Moody's
------------------------------------------------------------     Minimum Denomination:       $25,000 for the Senior certificates
                         Time Table                              Delivery:                   DTC for the Senior certificates
------------------------------------------------------------
Expected Settlement:                        October 28, 2005
Cut-off Date:                                October 1, 2005
First Distribution Date:                   November 25, 2005
Distribution Date:                 25th or next business day

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.


Selected Mortgage Pool Data (1)

                                                       -----------------------------------------------------------------------------
                                                                         Conforming           Jumbo
                                                            3/1 ARM         5/1 ARM         5/1 ARM          7/1 ARM       Aggregate
------------------------------------------------------------------------------------------------------------------------------------
Percentage of Pool                                            15.2%           40.9%           27.0%            17.0%          100.0%
Total Outstanding Principal Balance (approx.): (2)     $105,000,000    $282,000,000    $186,000,000     $117,000,000    $690,000,000
Number of Loans (approx):                                       266           1,274             337              286           1,871
Average Loan Balance (approx):                             $394,512        $221,394        $552,455         $409,095        $368,808
Gross Weighted Average Annual Interest Rate:(2)               5.88%           6.04%           6.09%            5.96%           6.02%
Estimated Servicing Fee:                                   37.5 bps        37.5 bps        37.5 bps         37.5 bps        37.5 bps
Weighted Average Maturity (months):(3)                          358             358             358              358             358
Weighted Average Seasoning (months):(3)                           2               2               2                2               2
FICO:(4)                                                        720             715             709              716             714
Weighted Average Original Loan-To-Value Ratio:(5)             71.4%           73.7%           73.0%            71.6%           72.8%
Weighted Average Combined Loan-To-Value Ratio:(6)             77.7%           81.6%           79.4%            76.8%           79.6%
Gross Margin:(6)                                              2.78%           2.53%           2.55%            2.63%           2.59%
California Distribution:(6)                                   51.6%           29.2%           43.9%            42.0%           38.8%
Single-Family and PUD:(6)                                     91.0%           82.1%           87.9%            85.8%           85.6%
Prepayment Penalty:                                           30.5%           19.7%           24.3%            16.6%           22.1%
Interest Only:(6)                                             88.8%           94.4%           85.6%            87.5%           90.0%
Documentation
   Full Documentation:(6)                                     25.9%            9.6%           29.9%            36.5%           22.1%
   Alternative Documentation:(6)                              53.9%           50.8%           41.1%            48.2%           48.2%
   No Documentation/ NINA / No Ratio:(6)                      20.2%           39.7%           29.0%            15.3%           29.7%
Occupancy
   Owner Occupied:(6)                                         87.1%           83.3%           88.9%            90.7%           86.6%
   Investor Occupied:(6)                                       8.6%           12.5%            7.8%             5.7%            9.5%
   Second Home:(6)                                             4.2%            4.2%            3.3%             3.6%            3.9%
Purpose
   Purchase:(6)                                               48.6%           55.7%           53.1%            37.3%           50.8%
   Cash Out Refinance:(6)                                     28.7%           34.4%           33.5%            33.3%           33.1%
   Rate/Term Refinance:(6)                                    22.7%            9.8%           13.4%            29.4%           16.1%
------------------------------------------------------------------------------------------------------------------------------------

(1) The Mortgage Pool characteristics are based on an indicative pool. Final pool characteristics as of the Cut-off Date will be within a 2-5 percent tolerance of the levels indicated.
(2) Final pool characteristics as of the Cut-off Date will be within a 5 percent tolerance of the levels indicated.
(3) Final pool characteristics as of the Cut-off Date will be within a 2 month tolerance of the levels indicated.
(4) Final pool characteristics as of the Cut-off Date will be within a 3 point tolerance of the levels indicated.
(5) Final pool characteristics as of the Cut-off Date will be within a 2 percent tolerance of the levels indicated.
(6) Final pool characteristics as of the Cut-off Date will be within a 3 percent tolerance of the levels indicated.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.